UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2011

LONGWEI PETROLEUM INVESTMENT
HOLDING LIMITED
(Exact name of registrant as specified in its charter)

Colorado	001-34793	84-1536518
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

No.30 Guanghua Street, Xiaojingyu Xiang, Wanbailin District
Taiyuan City, Shanxi Province, China P.C. 030024
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (617) 209-4199

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see   General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 23, 2011, the Board of Directors of Longwei Petroleum Investment Holding Limited (the “Company”) approved the amendment and restatement of its Bylaws in order to change the timing of the Company’s annual shareholder meeting to the Company’s second fiscal quarter.
.
 Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

3.1	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGWEI PETROLEUM INVESTMENT HOLDING LIMITED

Dated: August 24, 2011	By:	/s/ Michael Toups
Name: Michael Toups
Title: Chief Financial Officer

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